UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

For May 24, 2007

visionGATEWAY, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-30499	90-0015691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12707 High Bluff Drive, Suite 200, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 794-1416

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On May 24, 2007, visionGATEWAY, Inc. completed a transaction to acquire Lagmore Consulting Limited of the UK (“Lagmore”). The company will be renamed visionGATEWAY Limited and become visionGATEWAY’s London based European representation. Lagmore has not traded, has no financial assets or liabilities. A formal statement in relation to these matters from an independent UK lawyer is attached. The key asset of Lagmore is the employment contracts of the key executives and team who previously managed Saturn IQ.

Lagmore’s owners and executive management team will immediately become part of the executive management team of visionGATEWAY to continue the growth of the company’s sales opportunities in UK and Europe. Specifically they will also manage and grow the opportunities that exist with the new Exclusive Worldwide License agreement with Saturn IQ for their software products as well as their next generation encryption and protection technology, targeting several billion-dollar markets, including online music, film and video distribution. Bios of the key executives are attached. They provide a significant breadth of experience in technology and communications management and sales, particularly in the European market place.

On July 5, 2006, visionGATEWAY, Inc. had previously announced that it had entered into a Heads of Terms with Saturn IQ plc of the UK relating to the potential acquisition of the business of Saturn IQ plc. After detailed discussions and due diligence, the two companies have agreed not to continue with the acquisition. Accordingly the Heads of Terms referred to are deemed to be cancelled.

In replacement of the proposed acquisition, Saturn IQ has agreed to provide visionGATEWAY with an exclusive long term license arrangement over all of Saturn IQ’s intellectual property and products. This arrangement is the subject of a separately completed agreement between the companies. Both companies believe they will benefit best with Saturn IQ providing visionGATEWAY with this exclusive long term license over all aspects of the Intellectual Property of its specialist technology. Core details of the License & Royalty agreement are outlined below.

visionGATEWAY has also separately negotiated with the previous executives, management team and developers of Saturn IQ, whose employment contracts are held by Lagmore, to join visionGATEWAY through the acquisition of Lagmore referred to above. The acquisition of Lagmore is by way of share purchase whereby the sale, transfer and conveyance to visionGATEWAY of the 60,000 issued shares in Lagmore free and clear of encumbrances, visionGATEWAY has agreed to pay 6,000.000 shares in common stock of visionGATEWAY, Inc. to be allocated based on the share allocations to the owners and executives of Lagmore as outlined below.

The licensing agreement provides visionGATEWAY with an established secure messaging product, IQ Confidential. IQ Confidential is a closed environment, secure email and file sharing application where all messages and documents are encrypted at all times. It does not use standard internet delivery protocols and therefore avoids all of the standard internet problems - such as multiple copies left on email gateways, spam, viruses, spoofing and phishing. It is sold as a product or service depending on customer size and desired application. IQ Confidential has particular application as a Summit or Event based messaging and collaborative tool. There is a development programme that will allow visionGATEWAY to compete in markets such as Police, Health, Banking, Government and Military, which require very high security.

In addition to IQ Confidential, visionGATEWAY has access to a totally new modular concept in protection technology comprising unique integrated encryption, digital rights management, and digital fingerprint technology. The super fast encryption has demonstrated high strength streaming protection above 200 Mb/s on standard PCs and has immediate applications in the music, digital cinema film, video, and games distribution sectors.

A Press Release to be made today is attached.

Forward-Looking Statements

Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words “may,” “could,” “should,” “expects,” “projects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “targets,” or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses to be acquired.

There are no Financial Statements for Lagmore as it has not traded, has no financial assets or liabilities. A formal statement in relation to these matters from an independent UK lawyer is attached. The key asset of Lagmore is the employment contracts of the key executives and team who previously managed Saturn IQ.

(b) Pro Forma financial information.

None.

(c) Exhibits

99.1 Press release for May 24, 2007
99.2 Letter from Hylton-Potts Legal Consultants of UK re status of Lagmore Consulting Limited
99.3 Letter of cancellation re previous heads of terms to acquire Saturn IQ.
99.4 Core terms of the Saturn IQ Exclusive License & Royalty agreement
99.5 Bios of key executives and management of Lagmore Consulting Limited
99.6 Share allocations to Lagmore Consulting Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

visionGATEWAY, Inc.

/s/ Michael Emerson
Michael Emerson
Chief Executive Officer